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                        MITCHELL HUTCHINS SERIES TRUST
                              BALANCED PORTFOLIO

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998,
                           AS AMENDED AUGUST 5, 1998

                                                               February 25, 1999

Dear Investor,

      This is a supplement to the Prospectus of Mitchell Hutchins Series Trust ("Trust") that describes several changes of which investors should be aware.

BALANCED PORTFOLIO
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      The fourth sentence in the first paragraph describing the Balanced
Portfolio on page MH 16 of the Trust's prospectus is replaced by the following:

              The Portfolio may invest up to 10% of its assets in bonds and other securities, including convertible securities, rated below investment grade but at least B by S&P or Moody's comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality.